REVENUE, OTHER INCOME AND GAINS - Other Income and Gains (Details) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Other income:
Finance income	$ 13,870	$ 6,755
Government grants	616	710
Other	100	29
Total income	14,586	7,494
Gains:
Foreign currency exchange gain, net	49,056	0
Fair value gains on financial assets measured at fair value change through profit or loss	449	705
Total gains	49,505	705
Total other income and gains	$ 64,091	$ 8,199